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                                         RECEIPT FOR SHARES

======================                                                =============================
       NUMBER                                                         SHARES OF BENEFICIAL INTEREST

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                                  Prudential Municipal Series Fund
                                  (Connecticut Money Market Series)
        AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

ACCOUNT No.       ALPHA CODE                                   ------------------------------
                                                                     CUSIP
                                                               ------------------------------
                                                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS IS TO EVIDENCE that

                                       SPECIMEN VOID

is the owner of

     FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $.01 EACH OF THE
-----------------PRUDENTIAL MUNICIPAL SERIES FUND (CONNECTICUT MONEY MARKET SERIES)-----------------

hereafter called the "Trust", transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

            This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the Commonwealth of Massachusetts and at the
office of the Trust, to all of which the holder, by acceptance hereof assents.

            This Certificate is not valid unless countersigned by the Transfer Agent.

            IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

                        Dated:


                                              /s/ S. Jane Rose                /s/ Robert F. Gunia

                                                       Secretary                   Vice President


                                                       COUNTERSIGNED:
                                                               PRUDENTIAL MUTUAL FUND SERVICES, INC.
                                                                           (NEW JERSEY)
                                                       BY                           TRANSFER AGENT,


                                                                                  AUTHORIZED OFFICER

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